Exhibit 99.1

PRESS RELEASE

FTAI Infrastructure Inc. Reports First Quarter 2023 Results, Declares Dividend of $0.03 per Share of Common Stock

NEW YORK, May 2, 2023 (GLOBE NEWSWIRE) -- FTAI Infrastructure Inc. (NASDAQ:FIP) (the “Company” or “FTAI Infrastructure”) today reported financial results for the first quarter 2023. The Company’s consolidated comparative financial statements and key performance measures are attached as an exhibit to this press release.

Financial Overview

(in thousands, except per share data)

Q1’23
Selected Financial Results
Net Loss Attributable to Stockholders	$(40,589)
Basic Loss per Share of Common Stock	$(0.39)
Diluted Loss per Share of Common Stock	$(0.40)
Adjusted EBITDA(1)	$21,896
Adjusted EBITDA - Four core segments (1)(2)	$30,122

(1)	For definitions and reconciliations of non-GAAP measures, please refer to the exhibit to this press release.

(2)	Excludes Sustainability and Energy Transition and Corporate and Other segments

First Quarter 2023 Dividends

On May 2, 2023, the Company’s Board of Directors (the “Board”) declared a cash dividend on its common stock of $0.03 per share for the quarter ended March 31, 2023, payable on May 26, 2023 to the holders of record on May 15, 2023.

Business Highlights

• Transtar’s first quarter 2023 Adjusted EBITDA was $17.2 million, up from $13.5 million for the fourth quarter of 2022, driven by growth in both carload volumes and average rate per carload

• Jefferson Terminal commenced service under the previously announced Exxon marine contract

• Repauno Adjusted EBITDA loss of $4.9 million for the first quarter primarily attributable to costs incurred to prepare for a new multi-year tolling contract which commenced on April 1, 2023

• Long Ridge returned to normal operations in early January following fourth quarter 2022 power plant outage

Additional Information

For additional information that management believes to be useful for investors, please refer to the presentation posted on the Investor Relations section of the Company’s website, www.fipinc.com, and the Company’s Quarterly Report on Form 10-Q, when available on the Company’s website.

Conference Call

In addition, management will host a conference call on Wednesday, May 3, 2023 at 8:00 A.M. Eastern Time. The conference call may be accessed by registering via the following link: https://register.vevent.com/register/BI76e04d920aa34a3db8931a5a75020dc8. Once registered, participants will receive a dial-in and unique pin to access the call.

A simultaneous webcast of the conference call will be available to the public on a listen-only basis at www.fipinc.com. Please allow extra time prior to the call to visit the site and download the necessary software required to listen to the internet broadcast.

A replay of the conference call will be available after 11:30 A.M. on Wednesday, May 3, 2023 through 11:30 A.M. on Wednesday, May 10, 2023 on https://ir.fipinc.com/news-events/presentations.

The information contained on, or accessible through, any websites included in this press release is not incorporated by reference into, and should not be considered a part of, this press release.

About FTAI Infrastructure Inc.

FTAI Infrastructure primarily invests in critical infrastructure with high barriers to entry across the rail, ports and terminals, and power and gas sectors that, on a combined basis, generate strong and stable cash flows with the potential for earnings growth and asset appreciation. FTAI Infrastructure is externally managed by an affiliate of Fortress Investment Group LLC, a leading, diversified global investment firm.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond the Company’s control. The Company can give no assurance that its expectations will be attained and such differences may be material. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available on the Company’s website (www.fipinc.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any statement is based. This release shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

For further information, please contact:

Alan Andreini
Investor Relations
FTAI Infrastructure Inc.
(646) 734-9414
aandreini@fortress.com

Exhibit - Financial Statements
FTAI INFRASTRUCTURE INC.
CONSOLIDATED AND COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(Dollar amounts in thousands, except share and per share data)

	Three Months Ended March 31,
	2023	2022
Revenues
Total revenues	$76,494	$46,148

Expenses
Operating expenses	65,162	38,068
General and administrative	3,201	2,430
Acquisition and transaction expenses	269	4,236
Management fees and incentive allocation to affiliate	2,982	4,161
Depreciation and amortization	20,135	16,996
Asset impairment	141	—
Total expenses	91,890	65,891

Other income (expense)
Equity in earnings (losses) of unconsolidated entities	4,366	(22,043)
Loss on sale of assets, net	(124)	—
Interest expense	(23,250)	(6,459)
Other income (expense)	221	(459)
Total other expense	(18,787)	(28,961)
Loss before income taxes	(34,183)	(48,704)
Provision for income taxes	1,729	1,584
Net loss	(35,912)	(50,288)
Less: Net loss attributable to non-controlling interests in consolidated subsidiaries	(9,893)	(7,466)
Less: Dividends and accretion on redeemable preferred stock	14,570	—
Net loss attributable to stockholders/Former Parent	$(40,589)	$(42,822)

Loss per share:
Basic	$(0.39)	$(0.43)
Diluted	$(0.40)	$(0.43)
Weighted average shares outstanding:
Basic	102,787,640	99,387,467
Diluted	102,787,640	99,387,467

FTAI INFRASTRUCTURE INC.
CONSOLIDATED BALANCE SHEETS (Unaudited)
(Dollar amounts in thousands, except share and per share data)
	(Unaudited)
	March 31, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$39,963	$36,486
Restricted cash	68,470	113,156
Accounts receivable, net	71,798	60,807
Other current assets	58,820	67,355
Total current assets	239,051	277,804
Leasing equipment, net	34,631	34,907
Operating lease right-of-use assets, net	70,163	71,015
Property, plant, and equipment, net	1,685,242	1,673,808
Investments	72,320	73,589
Intangible assets, net	58,309	60,195
Goodwill	260,252	260,252
Other assets	27,094	26,829
Total assets	$2,447,062	$2,478,399

Liabilities
Current liabilities:
Accounts payable and accrued liabilities	$132,654	$136,048
Operating lease liabilities	7,124	7,045
Other current liabilities	14,905	16,488
Total current liabilities	154,683	159,581
Debt, net	1,274,149	1,230,157
Operating lease liabilities	62,644	63,147
Other liabilities	156,001	236,130
Total liabilities	1,647,477	1,689,015

Commitments and contingencies

Redeemable preferred stock ($0.01 par value per share; 200,000,000 shares authorized; 300,000 shares issued and outstanding as of March 31, 2023 and December 31, 2022; redemption amount of $448.2 million at March 31, 2023 and December 31, 2022)	279,160	264,590

Equity
Common stock ($0.01 par value per share; 2,000,000,000 shares authorized; 99,445,074 shares issued and outstanding as of March 31, 2023 and December 31, 2022)	994	994
Additional paid in capital	892,992	911,599
Accumulated deficit	(86,856)	(60,837)
Accumulated other comprehensive loss	(247,293)	(300,133)
Stockholders' equity	559,837	551,623
Non-controlling interest in equity of consolidated subsidiaries	(39,412)	(26,829)
Total equity	520,425	524,794
Total liabilities, redeemable preferred stock and equity	$2,447,062	$2,478,399

FTAI INFRASTRUCTURE INC.
CONSOLIDATED AND COMBINED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(Dollar amounts in thousands, unless otherwise noted)
	Three Months Ended March 31,
	2023	2022
Cash flows from operating activities:
Net loss	$(35,912)	$(50,288)
Adjustments to reconcile net loss to net cash used in operating activities:
Equity in (earnings) losses of unconsolidated entities	(4,366)	22,043
Loss on sale of assets, net	124	—
Equity-based compensation	895	709
Depreciation and amortization	20,135	16,996
Asset impairment	141	—
Change in deferred income taxes	1,547	1,512
Change in fair value of non-hedge derivative	1,125	766
Amortization of deferred financing costs	1,429	841
Amortization of bond discount	1,045	—
(Benefit from) provision for credit losses	(165)	25
Change in:
Accounts receivable	(10,825)	13,744
Other assets	8,140	(2,315)
Accounts payable and accrued liabilities	1,812	(19,488)
Management fees payable to affiliate	4,888	—
Other liabilities	(2,157)	1,306
Net cash used in operating activities	(12,144)	(14,149)

Cash flows from investing activities:
Investment in unconsolidated entities	(2,126)	(1,637)
Acquisition of consolidated subsidiary	(4,448)	—
Acquisition of property, plant and equipment	(39,861)	(51,728)
Investment in promissory notes and loans	(20,500)	—
Proceeds from sale of property, plant and equipment	93	2,092
Net cash used in investing activities	(66,842)	(51,273)

Cash flows from financing activities:
Proceeds from debt	41,600	9,450
Payment of deferred financing costs	(649)	(277)
Cash dividends - common stock	(3,084)	—
Net transfers from Former Parent, net	—	34,270
Settlement of equity-based compensation	(90)	—
Net cash provided by financing activities	37,777	43,443

Net decrease in cash and cash equivalents and restricted cash	(41,209)	(21,979)
Cash and cash equivalents and restricted cash, beginning of period	149,642	301,855
Cash and cash equivalents and restricted cash, end of period	$108,433	$279,876

Key Performance Measures

The Chief Operating Decision Maker (“CODM”) utilizes Adjusted EBITDA as our key performance measure.

Adjusted EBITDA provides the CODM with the information necessary to assess operational performance, as well as make resource and allocation decisions. Adjusted EBITDA is defined as net income (loss) attributable to shareholders or Former Parent, adjusted (a) to exclude the impact of provision for (benefit from) income taxes, equity-based compensation expense, acquisition and transaction expenses, losses on the modification or extinguishment of debt and capital lease obligations, changes in fair value of non-hedge derivative instruments, asset impairment charges, incentive allocations, depreciation and amortization expense, interest expense, interest costs on pension and other pension expense benefits (“OPEB”) liabilities, dividends and accretion expense related to redeemable preferred stock, and other non-recurring items, (b) to include the impact of our pro-rata share of Adjusted EBITDA from unconsolidated entities, and (c) to exclude the impact of equity in earnings (losses) of unconsolidated entities and the non-controlling share of Adjusted EBITDA.

The following table sets forth a reconciliation of net loss attributable to stockholders or Former Parent to Adjusted EBITDA for the three months ended March 31, 2023 and 2022:

	Three Months Ended March 31,
(in thousands)	2023	2022
Net loss attributable to stockholders/Former Parent	$(40,589)	$(42,822)
Add: Provision for income taxes	1,729	1,584
Add: Equity-based compensation expense	895	709
Add: Acquisition and transaction expenses	269	4,236
Add: Losses on the modification or extinguishment of debt and capital lease obligations	—	—
Add: Changes in fair value of non-hedge derivative instruments	1,125	766
Add: Asset impairment charges	141	—
Add: Incentive allocations	—	—
Add: Depreciation and amortization expense	20,135	16,996
Add: Interest expense	23,250	6,459
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities (1)	8,190	5,407
Add: Dividends and accretion on redeemable preferred stock	14,570	—
Add: Interest and other costs on pension and OPEB liabilities	480	—
Add: Other non-recurring items (2)	1,288	—
Less: Equity in losses of unconsolidated entities	(4,366)	22,043
Less: Non-controlling share of Adjusted EBITDA (3)	(5,221)	(3,816)
Adjusted EBITDA (non-GAAP)	$21,896	$11,562

(1)
Includes the following items for the three months ended March 31, 2023 and 2022: (i) net income (loss) of $4,318 and $(22,088), (ii) interest expense of $8,032 and $6,463, (iii) depreciation and amortization expense of $5,666 and $6,284, (iv) acquisition and transaction expenses of $20 and $3, (v) changes in fair value of non-hedge derivative instruments of $(9,847) and $14,615, (vi) equity-based compensation of $1 and $98 and (vii) asset impairment of $— and $32, respectively.

(2)	Includes the following items for the three months ended March 31, 2023: subsidiary severance expense of $1,288.

(3)
Includes the following items for the three months ended March 31, 2023 and 2022: (i) equity-based compensation of $110 and $127, (ii) provision for income taxes of $53 and $15, (iii) interest expense of $1,857 and $1,384, (iv) depreciation and amortization expense of $3,136 and $2,263, (v) changes in fair value of non-hedge derivative instruments of $61 and $27, (vi) other non-recurring items of $3 and $— and (vii) interest and other costs on pension and OPEB liabilities of $1 and $—, respectively.

The following table sets forth a reconciliation of net income (loss) attributable to stockholders to Adjusted EBITDA for our four core segments for the three months ended March 31, 2023:

	Three Months Ended March 31, 2023
(in thousands)	Railroad	Jefferson Terminal	Repauno	Power and Gas	Four Core Segments
Net income (loss) attributable to stockholders	$8,098	$(9,162)	$(8,831)	$8,542	$(1,353)
Add: Provision for income taxes	598	198	114	—	910
Add: Equity-based compensation expense	325	444	126	—	895
Add: Acquisition and transaction expenses	183	—	—	22	205
Add: Losses on the modification or extinguishment of debt and capital lease obligations	—	—	—	—	—
Add: Changes in fair value of non-hedge derivative instruments	—	—	1,125	—	1,125
Add: Asset impairment charges	141	—	—	—	141
Add: Incentive allocations	—	—	—	—	—
Add: Depreciation and amortization expense	5,101	11,869	2,245	—	19,215
Add: Interest expense	955	7,884	588	2	9,429
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities (1)	—	—	—	10,509	10,509
Add: Dividends and accretion on redeemable preferred stock	—	—	—	—	—
Add: Interest and other costs on pension and OPEB liabilities	480	—	—	—	480
Add: Other non-recurring items (2)	1,288	—	—	—	1,288
Less: Equity in earnings of unconsolidated entities	—	—	—	(7,761)	(7,761)
Less: Non-controlling share of Adjusted EBITDA (3)	(18)	(4,715)	(228)	—	(4,961)
Adjusted EBITDA	$17,151	$6,518	$(4,861)	$11,314	$30,122

(1)	Power and Gas:

Includes the following items for the three months ended March 31, 2023: (i) net income (loss) of $7,761, (ii) interest expense of $7,234, (iii) depreciation and amortization expense of $5,340, (iv) acquisition and transaction expenses of $20, (v) changes in fair value of non-hedge derivative instruments of $(9,847), and (vi) equity-based compensation of $1.

(2)	Railroad:

Includes the following items for the three months ended March 31, 2023: subsidiary severance expense of $1,288.

(3)	Railroad:

Includes the following items for the three months ended March 31, 2023: (i) equity-based compensation of $1, (ii) provision for income taxes of $1, (iii) depreciation and amortization expense of $10, (iv) interest expense of $2, (v) other non-recurring items of $3 and (vi) interest and other costs on pension and OPEB liabilities of $1.

Jefferson:

Includes the following items for the three months ended March 31, 2023: (i) equity-based compensation of $102, (ii) provision for income taxes of $46, (iii) interest expense of $1,823 and (iv) depreciation and amortization expense of $2,744.

Repauno:

Includes the following items for the three months ended March 31, 2023: (i) equity-based compensation of $7, (ii) interest expense of $32, (iii) depreciation and amortization expense of $122, (iv) provision for income taxes of $6, and (v) changes in fair value of non-hedge derivative instruments of $61.